UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2015

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54213
(Commission File Number)

83-0402389
(IRS Employer Identification No.)

3995 Yerkes Road
Collegeville, Pennsylvania 19426
 (Address of principal executive offices and Zip Code)

(215) 661-1100
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01                      Entry Into a Material Definitive Agreement

As previously set forth in the Company's Current Report on Form 8-K filed with the US Securities and Exchange Commission on July 18, 2014, the Registrant (“North Bay”) executed a mineral property option agreement (the "Agreement") with Ximen Mining Corp. ("Ximen"), a Canadian issuer listed on the TSX Venture Exchange,  pursuant to which Ximen may earn up to a 100% interest in the Registrant's “Brett West” and “Bouleau Creek” mineral claims (the “Brett West Claims”) in southeastern British Columbia. Under the terms of Agreement, Ximen may earn up to a 100% interest in the Brett West Claims by making aggregate payments to North Bay of USD $600,000, consisting of $300,000 in cash and issuing $300,000 in shares of Ximen common stock.  Of the aggregate payments, $100,000 in cash and $100,000 in stock was paid subsequent to receipt of regulatory acceptance of the Agreement by the TSX Venture Exchange on September 5, 2014 (the “Closing Date”).  Equal payments of $50,000 USD cash and $50,000 USD in shares of Ximen stock are each due upon the 1st, 2nd, 3rd, and 4th 6-month anniversaries of the Agreement.

On March 23, 2015, the Registrant received $50,000 USD in the form of 480,077 shares of Ximen common stock as part of the 1st 6-month anniversary payment.  As of the date of this report the Registrant has also received $17,500 USD cash as the first tranche of the cash payment due.  The balance of $32,500 USD is expected to be received shortly.  Accordingly, the Registrant considers the Agreement to be in good standing pending receipt of the cash balance due.

The above described executed Agreement is attached hereto and incorporated by reference as Exhibit 10.1

Item 3.02                      Unregistered Sales of Equity Securities

On March 23, 2015, the Registrant accepted a conversion notice from KBM Worldwide, Inc. ("KBM ") to partially satisfy a $98,500 Convertible Promissory Note Agreement ("the KBM Note") dated August 6, 2014 with KBM.  766,667 shares were issued to satisfy $1,150 of the outstanding principal in accordance with the terms of the KBM Note. As of the date of this report the remaining amount currently outstanding on the KBM Note is $89,590.

On March 27, 2015, the Registrant accepted a conversion notice from Tangiers Investors LP, ("Tangiers") to partially satisfy a $750,000 Convertible Promissory Note Agreement ("the Note") dated October 2, 2012 with Tangiers. 2,015,476 shares were issued to satisfy $1,693 of the outstanding principal and interest in accordance with the terms of the Note, as amended on December 5, 2014.  As of the date of this report the remaining amount currently outstanding on the Note, including accrued interest, is now $456,009.

KBM and Tangiers are each an “accredited investor” as defined under Rule 501 of Regulation D.  The Company believes that these transactions are exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933, as amended.

The above described executed Notes are attached hereto and incorporated by reference as Exhibits 10.2 through 10.4.

As of the date of this report the Registrant has 22,177,215 shares of its common stock issued and outstanding and 22,019,105 shares in the public float.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1
Option Agreement with Ximen Mining Corp. dated July 15, 2014, as previously filed with the Company’s filing of Form 8-K, SEC file number  000-54213, filed on July 18, 2014, and incorporated by this reference as an exhibit to this Form 8-K

10.2
Nine Month Convertible Promissory Note with KBM Worldwide, Inc. dated  August 6, 2014, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on August 12, 2014, and incorporated by this reference as an exhibit to this Form 8-K

10.3
Twenty-Four Month Convertible Promissory Note with Tangiers Investors, LP dated  October 2, 2012, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on October 3, 2012, and incorporated by this reference as an exhibit to this Form 8-K

10.4
Master Loan and Security Agreement with Tangiers Investors dated December 5, 2014, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on December 12, 2014, and incorporated by this reference as an exhibit to this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC.
 (Registrant)

By: /s/ Perry Leopold
Perry Leopold
Chief Executive Officer

Dated: April 2, 2015